Exhibit 10.1

SUPPLY AND SERVICE AGREEMENT

THIS AGREEMENT (the "Agreement") dated this 24th December 2019, by and between

(1)	Cosmos Group Holdings, Inc., a Nevada corporation (“COSG”, as the “Grantee”),
(2)	Hong Kong Healthtech Limited, a limited liability company organized under the laws of Hong Kong (“HKHL”),
(3)	深圳傅正勤教育科技有限公司Shenzhen Fu Zheng Qin Education Technology Limited (formerly known as Shenzhen Yongle Innovative Education Limited), a limited company organized under the laws of the People’s Republic of China (“SZFZQ”) and
(4)	the Affiliates (as defined under the Share Exchange Agreement) of HKHL and SZFZQ (together with HKHL and SZFZQ, the “Grantor”).

WHEREAS, Grantor is the sole and exclusive owner of certain intellectual properties including but not limited to patents, knowhow, trade secrets and other confidential or proprietary information, registered designs, copyrights, design rights, typography rights, trademarks, service marks, business names, registrations of and applications to register any of the aforesaid items, rights in the nature of any of the aforesaid items in any country, rights in the nature of unfair competition rights and rights to sue for passing off in connection with the items the particulars of which are set out in the Appendices I and II.

WHEREAS, COSG and HKHL, among others, signed a Share Exchange Agreement on July 19, 2019 (the “Share Exchange Agreement”).The Share Exchange Agreement should be terminated by the parties thereto on 27th December 2019.

WHEREAS, COSG and HKHL, among others, signed Intellectual Property Ownership and License Agreement on July 19, 2019 (the “IP License Agreement”), where COSG was granted a worldwide, non-exclusive, perpetual, royalty-free and irrevocable right and license to exercise and otherwise exploit the Licensed IP (as defined therein), more particularly described as 1170 Education Apps, 144 Books, 6 Education software, 4961 publishable pages of Comic drawings, set out in the Appendices I and II. (hereinafter the “IP”). The IP License Agreement has been terminated by the parties thereto on 27th December 2019.

WHEREAS, the Grantor hereby agrees to offer to the Grantee overall operational advisory service, and to offer technical support to the Grantee related to the IP, and grant to the Grantee a worldwide, non-exclusive, perpetual irrevocable right and license to use the IP stated in the fee schedule set out in the Appendices herein and at a time to be decided by the Grantee with reasonable advance notice to the Grantor.

NOW, THEREFORE, in consideration of the Service (as defined herein), the IP License, the License Fee as defined herein, the Stock Issue (as defined herein), the Stock Option and the mutual promises and undertakings herein contained, and for other good and valuable consideration, the parties agree as follows:

1.	Advisory Service by the Grantor
(i)	The Grantor hereby agrees to provide overall operational advisory service in relation to the Business (as defined in the Share Exchange Agreement) (the “Service”),
(ii)	In consideration of the terms and condition of this Agreement, faCompany shall issue to the Grantor (or its designated entity) up to an aggregate of 44,000 shares of Company Common Stock (as defined in the Share Exchange Agreement)(the “Stock Issue”).

2.	Grant of licence by Grantor.
(i)	Grantor hereby grants to Grantee (including its subsidiaries and Affiliates as defined in the Share Exchange Agreement) a worldwide, non-exclusive, perpetual irrevocable right and license to use, exercise and otherwise exploit the IP as set out in the Appendix 1 (the “IP License”).

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3.	License Fee
(i)	For each classroom operated by the Grantee
(a)	The license fee for the items set out in Appendix 1 is the corresponding one off fee as set out in Appendix 1 the Offered Price column, subject to further negotiation by the parties within 30 days of the date of this Agreement. If there is no revision after the aforementioned 30 days, the price in the Offered Price column is deemed to be the final price under this Agreement.
(b)	The license fee for the items set out in Appendix 2 is the 50% of the most recently transacted price, subject to further negotiation by the parties within 30 days of the date of this Agreement. If there is no revision after the aforementioned 30 days, the new license fee under this clause (Appendix 2 after 50% discount) is deemed to be the final offer by the Grantor.
(ii)	For each student subscribing to the IP, or any platforms or offering containing the IP, the parties shall negotiate in good faith a tiered annual fee schedule. (the license fee set out in Clauses 3(i) and Clause 3(ii) above, together the “License Fee”)

4.	Payment of License Fee
(i)	The payment of License Fee shall be made by the Grantee on a date mutually agreed by the both parties (consent to which cannot be unreasonably withheld), within the Term of this Agreement, with reasonable advance notice to the Grantor.

5.	Provision of service by Grantor.
(i)	As covered by the License Fee, the Grantor shall provide technical support to the Grantee or each end user, to the extent that is reasonable adequate for the Grantee’s commercial purpose and the end users’ usage, for items in Appendix 1 during the relevant subscription.

6.	Stock Option
(i)	In consideration of the terms and condition of this Agreement, COSG shall grant stock options (the “Stock Option”) to the Grantor (or its designated entity) for newly issued shares of COSG in terms set out in Appendix 3 below.

7.	Term. This Agreement shall commence on the date above written and continue indefinitely (the "Term"), except that the period for the Service shall be renewable every 10 years by mutual agreement of the Grantor and Grantee.

8.	Termination. This Agreement may be terminated by mutual written consent of the parties under this Agreement, except that this Agreement shall not be terminable before 5 years.

9.	Further Warranties of Grantor. Other than Clause 1 above, the Grantor hereby further warrants that
(i)	he and/or his team member(s) will provide the relevant assistance and technology required for the purpose of the license under this Agreement;
(ii)	the IP is solely owned by the Grantor and the Grantor is entitled to grant the licenses under this Agreement;
(iii)	the IP and its associated rights owned by the Grantor and licensed under this Agreement are valid;
(iv)	the Grantor has not granted and licensed (whether exclusive or not) to a third party in the Territories;
(v)	the IP is free and clear of any liens, charges and encumbrances;
(vi)	there is no granted or pending judgment, injunction or administrative action restricting the use of the IP;
(vii)	the Grantor shall inform the Grantee forthwith in case of any changes material to the IP; and
(viii)	upon the request of the Grantee the Grantor warrants to follow the proper procedures to complete the transfer the IP to the Grantee.

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10. Indemnity.	The Grantor hereby covenant and undertake to indemnify and keep indemnified the Grantee against any claim made against the Grantee against any reasonable loss, damage, cost or expense (including all legal costs) or other liability suffered or incurred by the Grantee arising from all reasonable loss, damage, cost, expense and liability suffered by the Grantee in connection with or arising out of any disputes concerning the IP and/or non-compliance of the applicable law. The Grantor hereby further covenants and undertakes to indemnify and keep indemnified the Grantee against any claim made against the Grantee for any taxation in relation to the IP which was incurred by the Grantor either on or before or in respect of any period within seven (7) years before the date hereof or in respect of any event happened or transaction done on or within seven (7) years before the date hereof whether alone or in conjunction with other circumstances and whether or not such taxation is also or alternatively chargeable against or attributable to any other person firm or company (and so that this indemnity shall cover all reasonable costs and expenses payable by the Grantor in connection with and for the purpose of contesting, negotiating, resisting, quantifying or disputing any claim).

11.	Waiver; Modification. No wavier or modification of any of the terms of this Agreement shall be valid unless in writing. No waiver by either party of a breach hereof or a default hereunder shall be deemed a waiver by such party of a subsequent breach or default of like or similar nature.

12.	Severability. If any provision in this Agreement contravenes or is otherwise invalid under the law of any country or subdivision thereof, then such provision insofar as such country or subdivision is concerned shall be deemed eliminated from this Agreement and the Agreement shall, as so modified, remain valid and binding on the parties hereto and in full force and effect.

13.	Governmental Licenses, Permits and Approvals. Grantor, at its expense, shall be responsible for obtaining and maintaining all licenses, permits, approvals, authorizations, and clearances which are required by governmental authorities with respect to this Agreement, and for compliance with any requirements of governmental authorities for the registration or recordation of this Agreement and for making any payments required in connection therewith. Grantor shall furnish to Grantee, promptly upon Grantee's request, written evidence from such governmental authorities of the due issuance and continuing validity of any such licenses, permits, clearances, authorizations, approvals, registration or recordation.

14.	Governing Laws. This Agreement shall be construed in accordance with the laws of Hong Kong. The parties hereby submit to the jurisdiction of the courts of Hong Kong in respect to all disputes arising out of or in connection with this Agreement.

15.	Entire Agreement. This Agreement contains the entire understanding of the parties. There are no representations, warranties, promises, covenants, or undertakings other than those hereinabove contained.

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IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their duly authorized officers and their respective corporate seals to be hereunto affixed on the date set forth above.

COSMOS GROUP HOLDINGS, INC., a Nevada corporation	HONG KONG HEALTHTECH LIMITED, a Hong Kong limited liability company

By: /s/ Miky Wan	By: /s/ SO Wing Lok Jonathan
Miky Wan	So Wing Lok Jonathan
Chief Executive Officer	Director

深圳傅正勤教育科技有限公司(formerly known as Shenzhen Yongle Innovative Education Limited) a limited company organized under the laws of the People’s Republic of China

By: _________________________________

董丽丽

Legal Representative

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Appendix 1

Product / Series	Description	Unit	Offered Price (RMB)
Milpad Combo Milpad套装	8-subject Science subjects and Digital Academy web platform 八大科目教案 数字学院Web平台 (details set out in Appendix 1.1a)	1	¥12,000
	144 books (1 set) (details set out in Appendix 1.1b) 144本配套图书(一套)	1
AR Popular Science	AR popular science - 6 series (108 animals) education apps (details set out in Appendix 1.2) AR科普6个系列36款（108类生物）APP	1	¥0
	AR popular science 6 series (108 animals) AR cards (details set out in Appendix 1.2) AR科普6个系列（108类生物）AR卡片	1
Programmed (Coded) Robotic and courses	Bee Bolt 小蜜蜂Bee Bolt	6	¥8,460.00
	Bee Bolt teaching plan 小蜜蜂Bee Bolt教案	1
	Bee Bolt map 小蜜蜂地图	6
Milpad Combo	Milpad +1200APP+HDMI Milpad +1200APP+HDMI高清数据线	3	¥24,000
AR Popular Science	AR HD camera AR专用高清摄像头	1	¥1,000
`	Train the trainer / related training AI实验室教学培训（4天）	1	¥18,000

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Appendix 1.1a

	Number 序號	Copyright Owner著作权人	Company Registered Location 公司地域所屬	Title Of Books作品名称	Registered Time 登记时间	Certificate Registration Number 證書登记号	Registration Status 1. Registered 2. In Progress 3. Intended to register 登記狀況 1.已登記 2.登記中 3.擬登記
1.1a	1	Shenzhen Yongle Innovative Education Limited.	China	Yongle International Multimedia Innovative Course（Health） 150apps	2016年03月10日	軟著登字第1228009號	Registered
1.1a	2	Shenzhen Yongle Innovative Education Limited.	China	Yongle International Multimedia Innovative Course（Chinese） 150apps	2016年03月15日	軟著登字第1231615號	Registered
1.1a	3	Shenzhen Yongle Innovative Education Limited.	China	Yongle International Multimedia Innovative Course（English） 150apps	2016年03月15日	軟著登字第1231620號	Registered
1.1a	4	Shenzhen Yongle Innovative Education Limited.	China	Yongle International Multimedia Innovative Course（Moral Education） 150apps	2016年03月15日	軟著登字第1232744號	Registered
1.1a	5	Shenzhen Yongle Innovative Education Limited.	China	Yongle International Multimedia Innovative Course（Math） 150apps	2016年03月15日	軟著登字第1232794號	Registered
1.1a	6	Shenzhen Yongle Innovative Education Limited.	China	Yongle International Multimedia Innovative Course（Art） 150apps	2016年03月16日	軟著登字第1234094號	Registered
1.1a	7	Shenzhen Yongle Innovative Education Limited.	China	Yongle International Multimedia Innovative Course（Science） 150apps	2016年03月17日	軟著登字第1234367號	Registered
1.1a	8	Shenzhen Yongle Innovative Education Limited.	China	Yongle International Multimedia Innovative Course（Chinese Culture） 120apps	2016年03月18日	軟著登字第1236150號	Registered

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Appendix 1.1b

	Number 序號	Copyright Owner著作权人	Company Registered Location 公司地域所屬	Title Of Books作品名称	Registered Time 登记时间	Certificate Registration Number 證書登记号	Registration Status 1. Registered 2. In Progress 3. Intended to register 登記狀況 1.已登記 2.登記中 3.擬登記
1.1b	15	Shenzhen Yongle Innovative Education Limited.	China	Yongle Children's Book (English) K1	2016年07月20日	国作登字-2016-L-00291027	Registered
1.1b	16	Shenzhen Yongle Innovative Education Limited.	China	Yongle Children's Book (English) K2	2016年07月20日	国作登字-2016-L-00291028	Registered
1.1b	17	Shenzhen Yongle Innovative Education Limited.	China	Yongle Children's Book (English) K3	2016年07月20日	国作登字-2016-L-00291029	Registered
1.1b	18	Shenzhen Yongle Innovative Education Limited.	China	Yongle Children's Book (Chinese) K1	2017年06月13日	国作登字-2017-L-00471828	Registered
1.1b	19	Shenzhen Yongle Innovative Education Limited.	China	Yongle Children's Book (Chinese) K2	2017年06月13日	国作登字-2017-L-00471827	Registered
1.1b	20	Shenzhen Yongle Innovative Education Limited.	China	Yongle Children's Book (Chinese) K3	2017年06月13日	国作登字-2017-L-00471826	Registered
1.1b	21	Shenzhen Yongle Innovative Education Limited.	China	Yongle Children's Book (Math) K1	2017年06月13日	国作登字-2017-L-00471831	Registered
1.1b	22	Shenzhen Yongle Innovative Education Limited.	China	Yongle Children's Book (Math) K2	2017年06月12日	国作登字-2017-L-00471732	Registered
1.1b	23	Shenzhen Yongle Innovative Education Limited.	China	Yongle Children's Book (Math) K3	2017年06月12日	国作登字-2017-L-00471731	Registered
1.1b	24	Shenzhen Yongle Innovative Education Limited.	China	Yongle Children's Book (Logic) K1	2017年06月13日	国作登字-2017-L-00471830	Registered
1.1b	25	Shenzhen Yongle Innovative Education Limited.	China	Yongle Children's Book (Logic) K2	2017年06月13日	国作登字-2017-L-00471829	Registered
1.1b	26	Shenzhen Yongle Innovative Education Limited.	China	Yongle Children's Book (Logic) K3	2017年06月12日	国作登字-2017-L-00471819	Registered

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Appendix 1.2

	Number 序號	Copyright Owner著作权人	Company Registered Location 公司地域所屬	Title Of Books作品名称	Registered Time 登记时间	Certificate Registration Number 證書登记号	Registration Status 1. Registered 2. In Progress 3. Intended to register 登記狀況 1.已登記 2.登記中 3.擬登記
1.2	9	Shenzhen Yongle Innovative Education Limited.	China	Yongle Innovative Course（Insects） （AR computer software copyright）	2017年3月22日	軟著登字第1672664號	Registered
1.2	10	Shenzhen Yongle Innovative Education Limited.	China	Yongle Innovative Course（Marine life） （AR computer software copyright）	2017年3月23日	軟著登字第1673627號	Registered
1.2	11	Shenzhen Yongle Innovative Education Limited.	China	Yongle Innovative Course（Dinosaur） （AR computer software copyright）	2017年3月27日	軟著登字第1677218號	Registered
1.2	12	Shenzhen Yongle Innovative Education Limited.	China	Yongle Innovative Course（Terrestrail Animal） （AR computer software copyright）	2017年3月28日	軟著登字第1678733號	Registered
1.2	13	Shenzhen Yongle Innovative Education Limited.	China	Yongle Innovative Course（Reptile） （AR computer software copyright）	2017年3月30日	軟著登字第1683068號	Registered
1.2	14	Shenzhen Yongle Innovative Education Limited.	China	Yongle Innovative Course（Birds） （AR computer software copyright）	2017年3月31日	軟著登字第1683956號	Registered

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Appendix 2

可出版漫画2015-1-22 Publishable Comics 2015-1-22
故事名称 (Story Name)	黑线稿 (Black)	色稿 (Colour)	印刷稿（AI）	推广稿（JPG）	总页数 Total Pages
仓鼠网络漫画
哈皮运动场（篮球争霸赛）	#1-#12	#1-#12	#1-#12	#1-#12	120p
（接力赛）	#1-#4	#1-#4	#1-#4	#1-#4	40p
（完美射击）	#1-#4	#1-#4	#1-#4	#1-#4	40p
爱新奇，爱搞事（唱歌家与科学家）	#1	#1	#1	#1	10p
（消极药丸）	#1	#1	#1	#1	10p
（爱新奇旦学发明）	#1-#2	#1-#2	#1-#2	#1-#2	20p
（我发明超级炸弹）	#1-#4	#1-#4	#1-#4	#1-#4	40p
（动作捕捉器）	#1-#2	#1-#2	#1-#2	#1-#2	20p
（厌食的爱搞事旦）	#1-#2	#1-#2	#1-#2	#1-#2	20p
（妈妈的生日礼物）	#1-#4	#1-#4	#1-#4	#1-#4	40p
（正义使者）	#1-#4	#1-#4	#1-#4	#1-#4	40p
狐经理的打工日记(招工那些事儿）	#1-#4	#1-#4	#1-#4	#1-#4	40p
（梦工厂）	#1-#4	#1-#4	#1-#4	#1-#4	40p
（盖世武侠的陪练）	#1-#4	#1-#4	#1-#4	#1-#4	40p
（奇逢敌手）	#1-#4	#1-#4	#1-#4	#1-#4	40p
（非常保镖）	#1-#4	#1-#4	#1-#4	#1-#4	40p
小糖旦的公主梦（公主与巨龙）	#1-#4	#1-#4	#1-#4	#1-#4	40p
（多头史小龙的反攻）	#1-#2	#1-#2	#1-#2	#1-#2	20p
（水晶城和不笑兔）	#1-#4	#1-#4	#1-#4	#1-#4	40p
（寻找生命之国的眼泪）	#1-#5	#1-#5	#1-#5	#1-#5	50p
（黑巫婆的诅咒）	#1-#3	#1-#3	#1-#3	#1-#3	30p
（再见水晶城）	#1-#4	#1-#4	#1-#4	#1-#4	40p
			仓鼠网络漫画总页数 (Subtotal)		820p
仓鼠乐园漫画	#1-#69	#1-#69	#1-#69	#1-#69	1560p
因之前出版原因： （1-13,16,18-62期是从6-7页开始）
（14,15,17期是从26-27页开始）
（63-69期是从1-2页开始）
注 ：	#1 （jpg：P6-27）（ai：P28-45）
#2 （ai：P6-23）（jpg：P24-45）
	#1-#9	#1-#9	#1-#9	#1-#9	每回40p (per round)
	#10-#69	#10-#69	#10-#69	#10-#69	每回20p (per round)
仓鼠365天小故事
A系列	#1-#53	#1-#53	#1-#53	#1-#53	265p
B系列	#1-#25	#1-#25	#1-#25	#1-#25	125p
C系列	#1-#25	#1-#25	#1-#25	#1-#25	125p
D系列	#1-#22	#1-#22	#1-#22	#1-#22	110p
E系列	#1-#17	#1-#17	#1-#17	#1-#17	85p
	#1-#47	#1-#47	#1-#47	#1-#47	235p
			仓鼠365天小故事总页数 (Subtotal)		945p
傻猫干大事	#1-#41	#1-#41	#1-#41	#1-#41	820p
爸妈小时代	#1-#5	#1-#5	#1-#5	#1-#5	99p
2020超新世纪	#1-#5	#1-#5	#1-#5	#1-#5	100p
狐狸四格漫画	#1-#2	#1-#2	#1-#2	#1-#2	60p
雷霆战友 （封面1页，内文稿P1-7）共8页，而版头是封面重用的就是第9页	8p	9p	9p	9p	9p
树懒亚DO	#1-#3	#1-#3	#1-#3	#1-#3	90p
太空小英雄—科普书	#1、#2、#3第一回	#1、#2、#3第一回	#1、#2、#3第一回	#1、#2、#3第一回	378p
太空小英雄	#1-#3	#1-#3	#1-#3	#1-#3	80p
所有可出版漫画总页数Publishable Comics ： 4961p

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Appendix 3 – Stock Option Terms

Issue	Details
Capped number of shares granted under the Stock Option:	to be agreed by the Parties within one month of the date of this Agreement
Date when the Stock Option can be exercised:	to be agreed by the Parties within one month of the date of this Agreement
Exercise price of the option (being a % discount of the then trading price of COSG Common Stock)	to be agreed by the Parties within one month of the date of this Agreement

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